UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:  February 10, 2005

LEE PHARMACEUTICALS

(Exact name of registrant as specified in its charter)

California	1-7335	95-2680312
(State or other jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1444 Santa Anita Avenue, South El Monte, California 91733
(Address of principal executive offices)

(626) 442-3141
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.            RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 10, 2005, Lee Pharmaceuticals publicly announced by means of a press release its first quarter ended December 31, 2004 financial results.  The full text of Lee Pharmaceuticals’ press release is attached as Exhibit 99.1 and is incorporated by reference in this Item 2.02 of Form 8-K.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Item	Description

99.1	Press release issued on February 10, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE PHARMACEUTICALS

Date:	February 10, 2005	By:	RONALD G. LEE
RONALD G. LEE
PRESIDENT